[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report
September 30, 2002

CMA Government
Securities Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the six months ended September 30, 2002, CMA Government Securities Fund paid shareholders a net annualized dividend of 1.47%.* The Fund's 7-day yield as of September 30, 2002 was 1.39%.

The average portfolio maturity for CMA Government Securities Fund at September 30, 2002 was 47 days, compared to 55 days at March 31, 2002.

Economic Environment

By September 30, 2002, the U.S. economy appeared to be on track for growth of roughly 3%, as second quarter growth seemed to have moderated significantly following robust gains in the first quarter of 2002. The final revision for first quarter gross domestic product (GDP) growth was 5%, but based on the latest revision, GDP grew at only 1.3% for the second quarter of 2002. The U.S. consumer supported GDP growth during the first half of the year, but this trend may be showing signs of strain. In August 2002, equity markets briefly recovered some of their steep losses incurred during July, but that trend then reversed in September, posing a continued threat to consumer confidence. A pullback in spending over the next few months could heighten speculation that we might see a double-dip recession. However, triggered by lower interest rates, the housing market remains robust as housing starts, new home sales and the Mortgage Refinance Index have all continued to grow at above-average levels. Signs of an improving economy were once thought to be in place, however, the strength of the resilient consumer continues to be tested by a myriad of external market factors.

The effect of economic data has been muted in light of other events that have been of greater importance to the market. The short end of the U.S. Treasury market has been subject to a safe-haven trade over the past few months. The accumulation of evidence revealing a widespread misuse of accounting practices on the part of corporations has taken a toll in the corporate bond and equity markets. In addition, the ongoing U.S. conflict with Iraq, the threat of war between India and Pakistan and the continuing threat of terrorism in the United States have caused a crisis of confidence with investors. Lack of job growth, the erosion of the value of the U.S. dollar and the increase in the price of gold are all worrisome factors to the Federal Open Market Committee. Of significant note is that while the Federal Reserve Board kept its policy on hold at the September 24, 2002 meeting, there were two votes for an easing of monetary policy. The dissenting votes came from Federal Reserve Board Governor Edward Gramlich and Dallas Federal Reserve Bank President Robert McTeer. Since that meeting, investors have priced in at least a 25 basis point (.25%) reduction in interest rates.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Investment Strategy

During the six-month period ended September 30, 2002, the Fund utilized an average life ranging from a high of 60 days to a low of 46 days. While our duration for most of this period remained relatively conservative, we still were more aggressive than our peers. As the period commenced, the market was absorbing record amounts of front-end U.S. Treasury bills and two-year notes, which dramatically steepened the yield curve. During this time, the yield curve slope turned positive, allowing us to participate in the three-month--six-month sector at levels modestly exceeding financing. Weak economic data and anemic corporate profits gave us solace that the Federal Reserve Board's incentive to raise interest rates would be delayed initially to the end of the year and more recently, until next year. From April to June 2002, we tempered our average life target to the 55-day--60-day range. We utilized the six-month--nine-month sector for additional yield while trading the front end more aggressively as debt-ceiling issues created volatility in this sector. During the months of July to September 2002, higher market volatilities allowed us to trade the two-year sector effectively for additional yield while holding the majority of the assets in repurchase agreements. Recent levels have prompted us to allow the Fund's average life to drift into the 40-day range.

Looking ahead, we believe the Federal Reserve Board will continue to tilt its risk assessment toward economic weakness until next year. Therefore, we plan to continue our present course of action.

In Conclusion

We thank you for your continued investment in CMA Government Securities Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ John Ng

John Ng
Vice President and Portfolio Manager

October 25, 2002

CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002               (IN THOUSANDS)

                    Face            Interest           Maturity
Issue              Amount             Rate               Date           Value
------------------------------------------------------------------------------
                       U.S. Government Obligations*--35.5%
------------------------------------------------------------------------------
U.S. Treasury      $50,500            1.98 %          10/03/2002      $ 50,494
Bills               50,000            1.965           10/10/2002        49,980
                    37,000            1.975           10/10/2002        36,984
                    17,000            1.95            10/17/2002        16,988
                    25,000            1.86            12/05/2002        24,930
                    25,000            1.87            12/05/2002        24,930
                    15,000            1.65            12/12/2002        14,953
                    21,000            1.85            12/12/2002        20,935
                    22,000            1.765           12/19/2002        21,925
                    54,800            1.545            1/23/2003        54,532
------------------------------------------------------------------------------
U.S. Treasury       17,000            5.75            10/31/2002        17,054
Notes               59,500            5.125           12/31/2002        60,023
                    75,000            5.50             1/31/2003        75,990
                     6,100            4.625            2/28/2003         6,181
                    31,600            5.50             2/28/2003        32,126
                    15,050            4.25             3/31/2003        15,265
                     4,500            3.625            8/31/2003         4,588
                     5,000            2.75             9/30/2003         5,064
                    17,200            3.25            12/31/2003        17,566
                    10,000            2.875            6/30/2004        10,209
                    10,875            2.25             7/31/2004        10,989
                    13,700            2.125            8/31/2004        13,813
------------------------------------------------------------------------------
Total U.S. Government Obligations
(Cost--$583,907)...............................................        585,519
------------------------------------------------------------------------------

  Face
 Amount                                 Issue                           Value
------------------------------------------------------------------------------
                         Repurchase Agreements**--64.3%
------------------------------------------------------------------------------
$80,000       ABN AMRO Inc., purchased
              on 9/30/2002 to yield 1.88%
              to 10/01/2002 ....................................        80,000
------------------------------------------------------------------------------
 80,110       Barclays Capital Inc., purchased
              on 9/30/2002 to yield 1.90%
              to 10/01/2002 ....................................        80,110
------------------------------------------------------------------------------
 82,000       Credit Suisse First Boston Corp.,
              purchased on 9/25/2002 to yield
              1.75% to 10/02/2002...............................        82,000
------------------------------------------------------------------------------
 82,000       Deutsche Bank Securities Inc.,
              purchased on 9/26/2002 to yield
              1.77% to 10/03/2002...............................        82,000
------------------------------------------------------------------------------
 82,000       Goldman Sachs & Company,
              purchased on 9/20/2002 to yield
              1.73% to 10/18/2002...............................        82,000
------------------------------------------------------------------------------
 82,000       Greenwich Capital Markets, Inc.,
              purchased on 9/25/2002 to yield
              1.75% to 10/02/2002...............................        82,000
------------------------------------------------------------------------------
 81,000       HSBC Securities (USA) Inc., purchased
              on 9/30/2002 to yield 1.90%
              to 10/01/2002 ....................................        81,000
------------------------------------------------------------------------------
 82,000       J.P. Morgan Securities Inc., purchased
              on 9/24/2002 to yield 1.74%
              to 10/01/2002 ....................................        82,000
------------------------------------------------------------------------------
 82,000       Lehman Brothers Inc., purchased on
              9/26/2002 to yield 1.77% to 10/03/2002............        82,000
------------------------------------------------------------------------------
 81,000       Merrill Lynch Government Securities
              Inc., purchased on 9/30/2002 to yield
              1.76% to 10/07/2002...............................        81,000
------------------------------------------------------------------------------
 82,000       Morgan Stanley & Co., Inc., purchased
              on 9/26/2002 to yield 1.77%
              to 10/03/2002 ....................................        82,000
------------------------------------------------------------------------------
 82,000       Salomon Smith Barney Inc., purchased
              on 9/24/2002 to yield 1.74%
              to 10/01/2002 ....................................        82,000
------------------------------------------------------------------------------
 82,000       UBS Warburg LLC, purchased
              on 9/24/2002 to yield 1.73%
              to 10/01/2002 ....................................        82,000
------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost--$1,060,110)..............................................      1,060,110
-------------------------------------------------------------------------------
Total Investments (Cost--$1,644,017)--99.8%.....................      1,645,629

Other Assets Less Liabilities--0.2%.............................          3,052
                                                                     ----------

Net Assets--100.0%..............................................     $1,648,681
                                                                     ==========
-------------------------------------------------------------------------------

* U.S. Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. U.S. Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.
**    Repurchase Agreements are fully collateralized by U.S. Government
      Obligations.

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2002

Assets:
Investments, at value (identified cost--$1,644,017,248+) ....................                  $1,645,629,145
Cash ........................................................................                           1,898
Receivables:
     Securities sold ........................................................   $ 54,744,858
     Interest ...............................................................      2,506,307       57,251,165
                                                                                ------------
Prepaid registration fees and other assets ..................................                       1,598,944
                                                                                               --------------
Total assets ................................................................                   1,704,481,152
                                                                                               --------------
Liabilities:
Payables:
     Securities purchased ...................................................     54,531,891
     Distributor ............................................................        601,159
     Investment adviser .....................................................        600,862
     Dividends to shareholders ..............................................            281       55,734,193
                                                                                ------------
Accrued expenses and other liabilities ......................................                          66,366
                                                                                               --------------
Total liabilities ...........................................................                      55,800,559
                                                                                               --------------
Net Assets ..................................................................                  $1,648,680,593
                                                                                               ==============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized ...........................................................                  $  164,706,870
Paid-in capital in excess of par ............................................                   1,482,361,826
Unrealized appreciation on investments--net .................................                       1,611,897
                                                                                               --------------
Net Assets--Equivalent to $1.00 per share based on 1,647,068,697 shares of
beneficial interest outstanding .............................................                  $1,648,680,593
                                                                                               ==============

+ Cost for Federal income tax purposes was $1,644,017,248. As of September 30, 2002, net unrealized appreciation for Federal income tax purposes amounted to $1,611,897, of which $1,611,924 is related to appreciated securities and $27 is related to depreciated securities.

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002

Investment Income:
Interest and amortization of premium and discount earned ..                $18,045,486
Expenses:
Investment advisory fees ..................................   $3,725,412
Distribution fees .........................................    1,089,357
Accounting services .......................................      141,701
Registration fees .........................................       76,016
Transfer agent fees .......................................       66,908
Professional fees .........................................       35,638
Custodian fees ............................................       34,924
Printing and shareholder reports ..........................       25,046
Trustees' fees and expenses ...............................       22,362
Pricing fees ..............................................        2,917
Other .....................................................       12,168
                                                              ----------
Total expenses ............................................                  5,232,449
                                                                           -----------
Investment income--net ....................................                 12,813,037
                                                                           -----------
Realized Gain on Investments--Net .........................                     68,565
Change in Unrealized Appreciation on Investments--Net .....                   (282,674)
                                                                           -----------
Total Realized and Unrealized Loss on Investments--Net ....                   (214,109)
                                                                           -----------
Net Increase in Net Assets Resulting from Operations ......                $12,598,928
                                                                           ===========

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the Six          For the
                                                                            Months Ended        Year Ended
                                                                            September 30,        March 31,
Increase (Decrease) in Net Assets:                                              2002               2002
-------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................   $    12,813,037    $    52,070,674
Realized gain on investments--net ......................................            68,565            771,498
Change in unrealized appreciation on investments--net ..................          (282,674)         1,180,359
                                                                           ---------------    ---------------
Net increase in net assets resulting from operations ...................        12,598,928         54,022,531
                                                                           ---------------    ---------------
Dividends & Distributions to Shareholders:
Investment income--net .................................................       (12,813,037)       (52,070,674)
Realized gain on investments--net ......................................           (68,565)          (771,498)
                                                                           ---------------    ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders ........................................................       (12,881,602)       (52,842,172)
                                                                           ---------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .......................................     2,572,847,849      6,719,538,025
Value of shares issued to shareholders in reinvestment of
dividends and distributions ............................................        12,881,062         52,753,605
                                                                           ---------------    ---------------
                                                                             2,585,728,911      6,772,291,630
Cost of shares redeemed ................................................    (2,740,411,831)    (6,992,730,032)
                                                                           ---------------    ---------------
Net decrease in net assets derived from beneficial
interest transactions ..................................................      (154,682,920)      (220,438,402)
                                                                           ---------------    ---------------
Net Assets:
Total decrease in net assets ...........................................      (154,965,594)      (219,258,043)
Beginning of period ....................................................     1,803,646,187      2,022,904,230
                                                                           ---------------    ---------------
End of period ..........................................................   $ 1,648,680,593    $ 1,803,646,187
                                                                           ===============    ===============

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information provided    For the Six
in the financial statements.                  Months Ended                     For the Year Ended March 31,
                                              September 30,     -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:           2002             2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......   $      1.00      $      1.00     $      1.00     $      1.00     $      1.00
                                               -----------      -----------     -----------     -----------     -----------
Investment income--net .....................         .0074            .0264           .0511           .0462           .0468
Realized and unrealized gain (loss) on
investments--net ...........................        (.0002)           .0010           .0009          (.0006)          .0002
                                               -----------      -----------     -----------     -----------     -----------
Total from investment operations ...........         .0072            .0274           .0520           .0456           .0470
                                               -----------      -----------     -----------     -----------     -----------
Less dividends and distributions:
 Investment income--net ....................        (.0074)          (.0264)         (.0511)         (.0462)         (.0468)
 Realized gain on investments--net .........            --+          (.0004)             --+             --+         (.0001)
                                               -----------      -----------     -----------     -----------     -----------
Total dividends and distributions ..........        (.0074)          (.0268)         (.0511)         (.0462)         (.0469)
                                               -----------      -----------     -----------     -----------     -----------
Net asset value, end of period .............   $      1.00      $      1.00     $      1.00     $      1.00     $      1.00
                                               ===========      ===========     ===========     ===========     ===========
Total Investment Return ....................         1.47%*           2.62%           5.67%           4.71%           4.81%
                                               ===========      ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses ...................................          .60%*            .60%            .58%            .56%            .57%
                                               ===========      ===========     ===========     ===========     ===========
Investment income and realized gain on
investments--net ...........................         1.47%*           2.68%           5.56%           4.60%           4.68%
                                               ===========      ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of period (in thousands) ...   $ 1,648,681      $ 1,803,646     $ 2,022,904     $ 3,288,573     $ 3,693,186
                                               ===========      ===========     ===========     ===========     ===========

*     Annualized.
+     Amount is less than $.0001 per share.

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates:
..50% of the Fund's average daily net assets not exceeding $500 million; .425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of ..125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2002, the Fund reimbursed FAM $17,330 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Transactions in Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

CMA GOVERNMENT SECURITIES FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
John Ng--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CMA account, call 800-CMA-INFO
      (800-262-4636).

[LOGO] Merrill Lynch  Investment Managers

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Government Securities Fund
Box 9011
Princeton, NJ
08543-9011

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